UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2019

Rich Uncles Real Estate Investment Trust I
(Exact Name of Registrant as Specified in Its Charter)

California	000-55623	37-6511147
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3090 Bristol Street, Suite 550, Costa Mesa, California
92626
(Address of principal executive offices)
(Zip Code)

(855) 742-4862
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 17, 2019, Rich Uncles Real Estate Investment Trust I (“REIT I”) held a Special Meeting of Shareholders (the “Special Meeting”). The following is a brief description of each matter voted upon at the Special Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable. The matters are described in detail in the Joint Proxy Statement and Prospectus as filed by REIT I with the SEC on Schedule 14A on October 22, 2019.

As of October 21, 2019, the record date for REIT I’s special meeting, there were 7,866,407 shares of REIT I common stock outstanding, held by non-affiliates and entitled to vote on proposal one at the special meeting.  As of the record date, there were 8,344,729 shares of REIT I common stock outstanding and entitled to vote on proposals two and three at the special meeting.  Set forth below are the final voting results from REIT I’s special meeting:

1.   To consider and vote upon a proposal to approve the transactions described in the Agreement and Plan of Merger, dated as of September 19, 2019, by and among REIT I, RW Holdings NNN REIT, Inc., Rich Uncles NNN REIT Operating Partnership and Katana Merger Sub, LP (the “Merger”).

For	Against	Abstain	Broker Non-Votes
5,513,319	509,932	318,637	-0-

The Merger proposal was approved.

2.    To consider and vote upon a proposal to approve an amendment to REIT I’s Amended and Restated Declaration of Trust (the “REIT I Declaration of Trust”) to exclude the Merger from the substantive and procedural requirements of the REIT I Declaration of Trust applicable to “Roll-Up Transactions” (as defined in the REIT I Declaration of Trust).

For	Against	Abstain	Broker Non-Votes
5,853,886	482,564	546,760	-0-

The REIT I Declaration of Trust amendment proposal was approved.

3.    To consider and vote upon any adjournments or postponements of the Special Meeting, including, without limitation, a motion to adjourn the Special Meeting to another time for the purpose of soliciting additional proxies to approve the proposals above.

For	Against	Abstain	Broker Non-Votes
5,968,947	414,303	499,960	-0-

This proposal was approved.

No other proposals were submitted to a vote of REIT I’s shareholders at the Special Meeting.

REIT I currently expects the Merger to become effective (the “Merger Date”) as early as December 31, 2019; however, no assurance can be made that the Merger will become effective by that date, and the Merger Date may occur thereafter.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). REIT I intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act, Section 21E of the Exchange Act and other applicable law. Such statements include, in particular, statements about the occurrence of the Merger Date, the exact timing of which remains uncertain. Therefore, such statements are not guarantees of future results and are subject to risks, uncertainties and other factors, some of which are beyond REIT I’s control, are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “can,” “will,” “would,” “could,” “should,” “plan,” “potential,” “project,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words.

Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K and in REIT I’s other filings with the SEC. We caution readers not to place undue reliance on forward-looking statements, which reflect management’s view only as of the date this Current Report on Form 8-K is filed with the Securities and Exchange Commission. REIT I makes no representation or warranty, express or implied, about the accuracy of any such forward-looking statements contained hereunder. Except as otherwise required by federal securities laws, REIT I undertakes no obligation to update or revise any forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICH UNCLES REAL ESTATE INVESTMENT TRUST I
(Registrant)

December 23, 2019	By:	/s/ Raymond J. Pacini
		Name:	Raymond J. Pacini
		Title:	Chief Financial Officer